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                                                                    EXHIBIT 99.3

                                     PROXY

                               OCEAN ENERGY, INC.

              SPECIAL MEETING OF STOCKHOLDERS -- [         ], 2003
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned hereby appoints Robert K. Reeves and William L. Transier as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Common Stock or Series B Convertible Preferred Stock of Ocean Energy, Inc. (the "Company"), held of record by the undersigned at the close of business on
[        ], 2003, at the Special Meeting of Stockholders to be held at
[        ], Houston, Texas [        ] at [  ] a.m., local time, on [        ],
2003, or any adjournment or postponement thereof.

The undersigned hereby revokes any proxy heretofore given to vote shares held by the undersigned.

THE UNDERSIGNED ACKNOWLEDGES THAT THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER AND THAT IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF FEBRUARY 23, 2003, AMONG DEVON ENERGY CORPORATION, DEVON NEWCO CORPORATION AND OCEAN ENERGY, INC., AS IT MAY BE AMENDED FROM TIME TO TIME). ABSTENTIONS HAVE THE SAME EFFECT AS A VOTE AGAINST THE ADOPTION OF THE AGREEMENT. THE INDIVIDUALS NAMED ABOVE ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING OF THE PROXY BY THE EXECUTION AND SUBMISSION OF A REVISED PROXY BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY VOTING IN PERSON AT THE MEETING OR BY PROPERLY COMPLETING AND EXECUTING A LATER DATED PROXY AND DELIVERING IT TO THE SECRETARY OF OCEAN AT OR BEFORE THE OCEAN MEETING.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

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
SEE REVERSE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SEE REVERSE
   SIDE                                                                       SIDE
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                                  DETACH HERE

VOTE BY TELEPHONE

It's fast, convenient, and immediate!
FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER LOCATED AT THE TOP OF YOUR VOTING FORM.

3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE RECORDED INSTRUCTIONS.
YOUR VOTE IS IMPORTANT!
Call the Toll-Free number located at the top of your voting form anytime!

VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2. GO TO THE WEB SITE
   HTTP://WWW.EPROXYVOTE.COM/OEI

3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to HTTP://WWW.EPROXYVOTE.COM/OEI anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET
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PLEASE MARK [X] VOTE AS IN THIS EXAMPLE.

WHEN TIMELY AND PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BELOW BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" THE MATTER LISTED BELOW.

1. Adoption of the Agreement and Plan of Merger, dated as of February 23, 2003, by and among Devon Energy Corporation, Devon NewCo Corporation and Ocean Energy, Inc., as it may be amended from time to time.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly become before the meeting or any adjournment thereof, including matters incident to its conduct such as adjournment, including adjournment for the purpose of soliciting additional proxies. Notwithstanding the foregoing, proxies voted against Proposal 1 will not be voted in favor of any adjournment of the meeting for the purpose of soliciting additional proxies.

                         MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                                                 Please sign exactly as name
                                                 appears hereon. When shares are
                                                 held by joint tenants, both
                                                 should sign. When signing as
                                                 attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 president or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership name
                                                 by authorized person.

                                                 Signature:
                                                 -------------------------------

                                                 Date
                                                 -------------------------------

                                                 Signature:
                                                 -------------------------------

                                                 Date
                                                 -------------------------------